                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 JULY 14, 1998



                             WASTE MANAGEMENT, INC.
                          (Exact name of registrant as
                           specified in its charter)



    DELAWARE                       1-12154                       73-1309529
(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                  Identification
incorporation)                                                        Number)



                         1001 FANNIN STREET, SUITE 4000
                              HOUSTON, TEXAS 77002
                    (Address of principal executive offices)


                                 (713) 512-6200
                        (Registrant's telephone number,
                             including area code)

ITEM 5.  OTHER EVENTS

     On July 14, 1998, Waste Management, Inc. (formerly known as USA Waste Services, Inc.) (the "Company") sold $600,000,000 of its 7% Senior Notes due 2028 and $600,000,000 of its 6 1/8% Senior Notes due 2011 in an underwritten public offering.


ITEM 7.  EXHIBITS

1.1 Underwriting Agreement dated July 14, 1998 among the Registrant and the Underwriters named therein relating to the sale of 7% Senior Notes due 2028.

1.2 Underwriting Agreement dated July 14, 1998 among the Registrant and the Underwriters named therein relating to the sale of 6 1/8% Senior
          Notes due 2011.

1.3       Form of Remarketing Agreement dated as of July 17, 1998 between the
          Company and J.P. Morgan Securities Inc.

4.1       Form of 7% Senior Note due 2028.

4.2       Form of 6 1/8% Senior Note due 2011.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WASTE MANAGEMENT, INC.



Dated: July 17, 1998                   By:   /s/ Gregory T. Sangalis
                                             ---------------------------------
                                             Gregory T. Sangalis
                                             Vice President and Secretary



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